UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-08049

Renaissance Capital Greenwich Funds

(Exact name of registrant as specified in charter)

165 Mason Street, Greenwich, CT 06830

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

4020 South 147th Street, Omaha, Nebraska, 68137

(Name and address of agent for service)

Registrant's telephone number, including area code:

203-622-2978

Date of fiscal year end:

9/30

Date of reporting period:3/31/11

Item 1.  Reports to Stockholders.

THE GLOBAL IPO PLUS

AFTERMARKET FUND

2011 Semi-Annual Report

March 31, 2011

Renaissance Capital LLC

The IPO Expert

Dear Fellow Shareholders:

For the six months ended March 2011, the Global IPO Plus Aftermarket Fund’s total return was 17.83%, compared with 17.31% for the S&P 500, and 18.71% for the Russell 3000 Index.

Equities continued their strong performance into the fourth quarter of 2010 and the first quarter of 2011.  This was echoed by the IPO market, which saw heightened activity in the six month period. During the period, the Global IPO Fund invested in a diverse group of global IPOs, including Chinese online book retailer eCommerce China Dang, the largest US hospital operator HCA, media audience consultant Nielsen, trucker Swift Transportation, Israeli soda machine maker SodaStream and US apparel retailer Body Central.

During the period, significant contributors to performance were the Global IPO Fund’s exposure to energy and unique growth companies such as Ancestry.com, the largest resource for family tree research, Open Table, the online restaurant reservation provider, and Vitamin Shoppe, a healthy product retailer.  During the period, the Global IPO Fund reduced its holdings in Chinese equities due to increased efforts by the government to control growth and energy due to valuation.  Detractors during the period were health care companies and select technology companies with disappointing earnings.

Thank you for being a Global IPO Fund shareholder.

Sincerely,

Global IPO Plus Fund

May 2011

Past performance is no guarantee of future results. Investment return and principal value will fluctuate. Investor shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares. The Global  IPO Fund made no distributions during the period under review. The Global IPO Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in initial public offerings and newly public companies and should be read carefully before investing. The S&P 500 is a widely recognized index of common stocks. The Russell 2000 Index is an unmanaged index that measures the performance of the 2000 smallest companies in the Russell 3000, which represents approximately 98% of the investable U.S. equity market.

IPO+
HOLDINGS BY INDUSTRY
March 31, 2011 (Unaudited)
	% of		% of
Holdings By Industry	Net Assets	Holdings By Industry	Net Assets

Internet Software & Services	12.1%	Commercial Services	4.7%
Diversified Financials	10.9%	Household Durables	3.8%
Retail	9.5%	Communications Equipment	3.7%
Energy	9.4%	Hotels Restaurants & Leisure	3.7%
Healthcare Equipment & Service	8.4%	Materials	3.7%
Semiconductors	7.9%	Electrical Equipment	3.4%
Sortware & Services	5.7%	Automobiles	1.7%
Food Beverage & Tobacco	4.9%	Banks	0.2%
Road & Rail	4.9%	Other/Cash & Equivalents	1.4%
		Total	100.0%

IPO+
PORTFOLIO OF INVESTMENTS
March 31, 2011 (Unaudited)
	Shares	Value
COMMON STOCK - 98.6%
AUTOMOBILES - 1.7%
General Motors Co. *	6,400	$ 198,592

BANKS - 0.2%
BankUnited	550	15,791

COMMERICAL & PROFESSIONAL SERVICES - 4.7%
Nielsen Holdings N.V.*	11,000	300,410
Verisk Analytics, Inc. *	7,500	245,700
		546,110
COMMUNICATIONS EQUIPMENT - 3.7%
Calix, Inc. *	21,000	426,510

DIVERSIFIED FINANCIALS - 10.9%
Blackstone Group LP	13,000	232,440
Financial Engines, Inc. *	17,000	468,520
FXCM, Inc - A	25,000	325,750
KKR & Co. L.P.	14,000	229,740
		1,256,450
ELECTRICAL EQUIPMENT - 3.4%
NeoPhotonics Corp. *	275	3,110
Sensata Technologies Holding *	11,100	385,503
		388,613
ENERGY - 9.4%
Chesapeake Midstream Partners	9,000	259,470
Cobalt International, Inc. *	19,000	319,390
Concho Resources, Inc. *	1,000	107,300
Oasis Petroleum, Inc. *	4,000	126,480
Oxford Resource Partners LP	10,000	275,000
		1,087,640
FOOD BEVERAGE & TOBACCO - 4.9%
Adecoagro S.A. *	5,000	67,450
B&G Foods Holdings Corp.	12,500	234,625
Mead Johnson Nutrition	4,500	260,685
		562,760
HEALTH CARE EQUIPMENT & SERVICE - 8.4%
Accretive Health, Inc. *	10,000	277,600
HCA Holdings, Inc. *	12,000	406,439
Medidata Solutions, Inc. *	11,000	281,270
		965,309
HOTELS RESTAURANTS & LEISURE - 3.7%
Hyatt Hotels *	10,000	430,400

HOUSEHOLD DURABLES - 3.8%
SodaStream International, Ltd. *	9,900	433,719

See Notes to Financial Statements

IPO+
PORTFOLIO OF INVESTMENTS
March 31, 2011 (Unaudited) (Continued)
	Shares	Value
INTERNET SOFTWARE & SERVICES - 12.1%
Ancestry.com, Inc. *	4,375	$ 155,094
Demand Media, Inc. *	10,000	235,500
OpenTable, Inc. *	5,000	531,750
Youku.com, Inc. - ADR *	10,000	475,100
		1,397,444
MATERIALS - 3.7%
Globe Specialty Metals, Inc.	13,000	295,880
Noranda Aluminium Holding *	8,000	128,400
		424,280
RETAILING - 9.5%
Body Central Corp *	15,000	348,450
E-Commerce China Dangdang, Inc.- ADR *	10,000	206,300
Vitamin Shoppe, Inc. *	16,000	541,280
		1,096,030
SEMICONDUCTORS & SEMICONDUCTOR - 7.9%
Avago Technologies Ltd.	11,500	357,650
Inphi Corp. *	12,000	252,120
NXP Semiconductors NV *	10,000	300,000
		909,770
SOFTWARE & SERVICES - 5.7%
Fortinet, Inc. *	6,900	303,600
QLIK Technologies, Inc. *	1,800	46,800
TeleNav, Inc. *	25,518	302,899
		653,299
ROAD & RAIL- 4.9%
Rail America, Inc. *	17,000	289,680
Swift Transportation Co. *	19,000	279,300
		568,980

TOTAL COMMON STOCK ( Cost - $9,151,752)		11,361,697

SHORT-TERM INVESTMENTS - 4.5%
MONEY MARKET FUND - 4.5%
Dreyfus Institutional Reserves Money Fund	259,223	259,223
Milestone Treasury Obligations Portfolio	259,223	259,223
TOTAL SHORT-TERM INVESTMENTS ( Cost - $518,446)		518,446

TOTAL INVESTMENTS - 103.1% ( Cost - $9,670,198)		$ 11,880,143
OTHER LIABILITIES LESS ASSETS - (3.1) %		(357,888)
NET ASSETS - 100.0%		$ 11,522,255

*	Non-income producing security.

Represents cost for financial reporting purposes. The cost for Federal income tax purposes is substantially the same.  At March 31, 2011 net unrealized appreciation for all securities was $2,209,945.  This consists of aggregate gross unrealized appreciation of  $2,311,618 and aggregate gross unrealized depreciation of $101,673.

ADR - American Depository Receipt

See Notes to Financial Statements

IPO+

STATEMENT OF ASSETS AND LIABILITIES
……………………………………………………………………………………
As of March 31, 2011 (Unaudited)

Assets
Investment securities
At cost	$ 9,670,198
At value	$ 11,880,143
Receivable for Investments Sold	898,084
Receivable for Fund Shares Sold	64,000
Dividends and Interest Receivable	3,875
Prepaid Expenses and Other Assets	17,764
Total Assets	12,863,866

Liabilities
Payable for Investments Purchased	1,296,787
Payable for Fund Shares Redeemed	7,133
Payable for Distribution Fees	4,390
Payable for Shareholder Service Fees	2,393
Payable for Advisory Fee	2,480
Accrued Expenses and Other Liabilities	28,428
Total Liabilities	1,341,611

Net Assets	$ 11,522,255

Net Assets Consist of:
Paid-in-Capital	$ 14,210,018
Undistributed Net Investment Loss	(100,735)
Accumulated Net Realized Loss on Investments	(4,796,973)
Net Unrealized Appreciation on Investments	2,209,945

$ 11,522,255

Net Asset Value, Offering and Redemption Price Per Share*
($11,522,255/871,084 shares of beneficial interest,
without par value, unlimited number of shares authorized)	$ 13.23

*The Fund imposes a 2% redemption fee on shares sold, other than those received from the reinvestment of dividends and capital gains, that were held 90 days or fewer.

See Notes to Financial Statements

IPO+

STATEMENT OF OPERATIONS
……………………………………………………………………………………
For the Six Months Ended March 31, 2011 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $125)	$ 28,896
Interest	7
Total Investment Income	28,903

Expenses
Investment Adviser	80,961
Administration Fees	29,125
Transfer Agent Fees and Expenses	19,767
Professional Fees	19,196
Distribution Fees	13,493
Shareholder Service Fees	13,493
Federal and State Registration	12,552
Shareholder Reports	8,574
Trustees' Fees	5,955
Custody Fees	4,145
Insurance	663
Other Expenses	2,016
Total Expenses	209,940
Less:
Fees Waived and Expenses Reimbursed by the Adviser	(74,888)
Net Expenses	135,052
Net Investment Loss	(106,149)

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investments	1,352,831
Net Change in Unrealized Appreciation (Depreciation)
During the year on Investments	459,591
Net Realized and Unrealized Gain (Loss) on Investments	1,812,422
Net Increase in Net Assets Resulting from Operations	$ 1,706,273

See Notes to Financial Statements

IPO+

STATEMENTS OF CHANGES IN NET ASSETS
……………………………………………………………………………………

	Six Months Ended	Year Ended
	March 31, 2011	September 30
	(Unaudited)	2010
Increase in Net Assets
from Operations
Net Investment Loss	$ (106,149)	$ (190,913)
Net Realized Gain on Investments	1,352,831	505,443
Net Change in Unrealized Appreciation
(Depreciation) of Investments	459,591	(189,170)
Net Increase in Net Assets
Resulting from Operations	1,706,273	125,360

Fund Share Transactions
Proceeds from Shares Sold	1,077,106	783,344
Cost of Shares Redeemed	(901,845)	(1,360,006)
Redemption Fee Proceeds	3,234	2,010
Net Increase (Decrease) in Net Assets
from Fund Share Transactions	178,495	(574,652)

Total Increase (Decrease) in Net Assets	1,884,768	(449,292)

Net Assets
Beginning of Year	9,637,487	10,086,779
End of Year *	$ 11,522,255	$ 9,637,487
* Includes Undistributed Net Investment Income (loss) of	$ (100,735)	$ 5,414

Increase (Decrease) in Fund Shares Issued
Number of Shares Sold	83,124	69,065
Number of Shares Redeemed	(70,940)	(120,729)
Net Increase (Decrease) in Fund Shares	12,184	(51,664)

See Notes to Financial Statements

IPO+

FINANCIAL HIGHLIGHTS
…………………………………………………………………………………………………………
For a Share Outstanding Throughout Each Year

	Six Months Ended
	March 31, 2011		Year Ended September 30,
	(Unaudited)		2010		2009		2008	2007	2006
Net Asset Value,
Beginning of Year	$ 11.22		$ 11.08		$ 11.14		$ 15.06	$ 11.79	$ 12.58
Income (Loss) From
Investment Operations
Net Investment Loss	(0.12)		(0.22)		(0.15)		(0.12)	(0.18)	(0.20)
Net Realized and
Unrealized Gain (Loss)	2.13		0.36		0.09		(3.81)	3.43	(0.60)
Total from Investment
Operations	2.01		0.14		(0.06)		(3.93)	3.25	(0.80)
Paid-in-Capital From
Redemption Fees	0.00	*	0.00	*	0.00	*	0.01	0.02	0.01
Net Asset Value,
End of Year	$ 13.23		$ 11.22		$ 11.08		$ 11.14	$ 15.06	$ 11.79
Total Return (1)	17.83%	(4)	1.26%		(0.54) %		(26.03)%	27.74%	(6.28)%
Ratios and
Supplemental Data
Net Assets,
End of Year (000s)	$ 11,522		$ 9,637		$ 10,087		$ 11,073	$ 18,095	$ 15,761
Ratio of Net Expenses
to Average Net Assets (2)	2.50%	(3)	2.47%		2.50%		2.50%	2.50%	2.50%
Ratio of Net Expenses
to Average Net Assets
including dividends on
short sales (2)	2.50%	(3)	2.47%		2.50%		2.50%	2.51%	2.51%
Ratio of Net Investment Income
(Loss) to Average Net Assets (2)	(1.97)%	(3)	(1.93)%		(1.52)%		(0.83)%	(1.19)%	(1.42)%
Ratio of Expense
to Average Net Assets,
excluding waivers (2)	3.89%	(3)	4.10%		4.35%		3.47%	3.07%	3.18%
Ratio of Net Investment Income
(Loss) to Average Net Assets,
excluding waivers (2)	(3.35)%	(3)	(3.56)%		(3.37)%		(1.79)%	(1.76)%	(2.09)%
Portfolio Turnover Rate	126.31%	(4)	328.40%		227.91%		429.90%	231.80%	260.25%

(1)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(2)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investments companies in which the Fund invests.

(3)	Annualized.
(4)	Not annualized.
*	Per share amount represents less than $0.01 per share.

See Notes to Financial Statements

Notes to Financial Statements

…………………………………………………………………

For the Six Months Ended March 31, 2011 (Unaudited)

The Global IPO Plus Aftermarket Fund (“IPO+ Fund”) is a series of Renaissance Capital Greenwich Funds (“Renaissance Capital Funds”), a Delaware Trust, operating as a registered, diversified, open-end investment company. Renaissance Capital Funds, organized on February 3, 1997, may issue an unlimited number of shares and classes of the IPO+ Fund.

The investment objective of the IPO+ Fund is to seek capital appreciation by investing in the common stocks of Initial Public Offerings on the offering and in the aftermarket.

A. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

1. SECURITY VALUATION: Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded.   NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Short-term investments are carried at amortized cost, which approximates value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Fund’s Board of Trustees (the “Board”), are valued at fair value using good faith estimates as determined in accordance with the Trust’s “Procedures for Valuing Illiquid Securities and Securities for Which Market Quotations are Not Readily Available or May be Unreliable.”  There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, the Board, after consulting with representatives of the Fund’s Advisor and/or the Fund’s Administrator, shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) market prices for a security or securities deemed comparable, including the frequency of trades or quotes for the security and comparable securities; (ii) dealer valuations of a security or securities deemed comparable; and (iii) determinations of value by one or more pricing services for a security or securities deemed comparable.  As of March 31, 2011, the Fund did not hold any securities for which market quotations were not readily available. Investments in open-end investment companies are valued at net asset value.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices

Notes to Financial Statements

…………………………………………………………………

For the Six Months Ended March 31, 2011 (Unaudited) (Continued)

for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	11,361,697	-	-	11,361,697
Money Market Funds	518,446	-	-	518,446
Total	11,880,143	-	-	11,880,143

The Fund did not hold any Level 3 securities during the period.

There were no significant transfers in to and out of Level 1 and 2 during the current period presented.

* Refer to the Portfolio of Investments for industry classification.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Portfolio’s financial statement disclosures

2. FEDERAL INCOME TAXES: It is the IPO+ Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has

Notes to Financial Statements

…………………………………………………………………

For the Six Months Ended March 31, 2011 (Unaudited) (Continued)

reviewed the tax positions in the open tax years of 2007 to present and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Fund identifies its major tax jurisdiction as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefit will change materially in the next twelve months.

As of September 30, 2010, the IPO+ Fund had a federal income tax capital loss carry forward of $5,930,590.  Federal capital loss carry forwards expire as follows: $2,277,259 expiring in 2011, $3,253,718 expiring in 2017 and $399,613 expiring in 2018.  To the extent future capital gains are offset by capital loss carry forwards, such gains will not be distributed.  Capital loss carry forwards of $1,806,048 expired on September 30, 2010.

As of September 30, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Capital	Post	Unrealized	Total
Loss	October	Appreciation/	Accumulated
Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ (5,930,590)	$ (156,167)	$ 1,692,721	$ (4,394,036)

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and temporary differences due to investments in partnerships and REITs.  In addition, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following year for tax purposes.  The Fund incurred and elected to defer $156,167 of such capital losses.

3. DISTRIBUTIONS TO SHAREHOLDERS: The IPO+ Fund will normally distribute substantially all of its net investment income in December. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Permanent book and tax differences attributable to net operating losses and expiration of capital loss carry forwards, resulted in reclassification for the fiscal year ended September 30, 2010 as follows:  a decrease in paid-in-capital of $2,002,375; a decrease in undistributed net investment losses of $196,327; and a decrease in accumulated net realized losses on investments of $1,806,048.

4. OTHER: Security transactions are accounted for on a trade date basis.  In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Notes to Financial Statements

…………………………………………………………………

For the Six Months Ended March 31, 2011 (Unaudited) (Continued)

5. INDEMNIFICATION: Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties for the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss due to these warranties appears to be remote.

B. INVESTMENT ADVISER: Under the terms of an Investment Advisory Agreement with Renaissance Capital, LLC (“the Adviser”), a registered investment adviser, the IPO+ Fund agrees to pay Renaissance Capital, LLC an annual fee equal to 1.50% of the average daily net assets of the IPO+ Fund, payable monthly. For the six months ended March 31, 2011, the Adviser earned advisory fees of $80,961.  Additionally, the Adviser has voluntarily agreed to defer or waive fees or absorb some or all of the expenses (excluding dividends on short sales) of the IPO+ Fund in order to limit Total Fund Operating Expenses 2.50%.  During the six months ended March 31, 2011, the Adviser deferred fees and reimbursed expenses of $74,888.

These deferrals are subject to later recapture by Renaissance Capital for a period of three years.  Total deferrals subject to recapture by Renaissance Capital are $468,831. These deferrals and reimbursements will expire as follows: $139,074 expiring in 2011 $168,809 expiring in 2012 and $160,948 expiring in 2013.

C. FUND ADMINISTRATION: Under an Administration and Fund Accounting Agreement (the “Administration Agreement”), the Administrator generally supervises certain operations of the IPO+ Fund, subject to the over-all authority of the Board.  For its services, the Administrator receives a fee computed daily at an annual rate based on average daily net assets of the IPO+ Fund, subject to an annual minimum plus out of pocket expenses.

D. SHAREHOLDER SERVICES: The IPO+ Fund has adopted a Distribution and Shareholder Services Plan (“the Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the IPO+ Fund, as determined from time to time by the Board, to pay up to 0.50% of the IPO+ Fund’s average daily net assets for distribution and shareholder servicing.

The total annual fee for distribution of the IPO+ Fund’s shares, which is payable monthly, will not exceed 0.25% of the average daily net asset value of shares invested in the IPO+ Fund by customers of the broker-dealers or distributors.

Each shareholder servicing agent receives an annual fee, which is payable monthly up to 0.25% of the average daily net assets of shares of the IPO+ Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship.

To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short-term investing, the IPO+ Fund charges a 2% fee on such redemptions of shares held less than 90 days.  Such fees amounted to $3,234 for the six months ended March 31, 2011.

E. TRUSTEES' FEES: Trustees’ fees are $6,000 per year plus $500 for each meeting attended per Trustee.

Notes to Financial Statements

…………………………………………………………………

For the Six Months Ended March 31, 2011 (Unaudited) (Continued)

F. PURCHASES AND SALES: For the six months ended March 31, 2011, the IPO+ Fund made purchases with a cost of $13,428,769 and sales with proceeds of $14,039,526 of investment securities other than long-term U.S. Government and short-term securities.

G. OTHER: Investing in Initial Public Offerings entails special risks, including limited operating history of the companies, unseasoned trading, high portfolio turnover and limited liquidity.

H. SUBSEQUENT EVENTS:  The IPO+ Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events

OBTAINING ADDITIONAL INFORMATION (Unaudited)

……………………………………………………………………………………………………

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies related to portfolio securities during the year ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-476-3863 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1st and 3rd FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-476-3863.

Supplemental Information

………………………………………………………………………………

March 31, 2011 (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees), and other expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare theses costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), contingent deferred sales charges (CDSCs) on redemptions or redemption fees on shares sold that were held 90 days or fewer.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from October 1, 2010 through March 31, 2011

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value (10/1/10)	Ending Account Value (3/31/11)	Expenses Paid During Period* (10/1/10-3/31/11)
Actual	$1,000.00	$1,178.30	$13.59
Hypothetical (5% return before expenses)	1,000.00	1,012.45	12.55

* Expenses are equal to the Fund’s annualized expense ratio of 2.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the days in the reporting period).

Supplemental Information (Continued)

………………………………………………………………………………

March 31, 2011 (Unaudited)

At an in-person meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on November 12, 2010, the Board, including the Trustees who are not “interested persons” as that term is defined by the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between the Adviser and  Renaissance Capital Funds on behalf of The IPO + Fund.

The Independent Trustees were provided with a memorandum from independent counsel (“Fund Counsel”) describing their responsibilities in acting in the best interests of the Fund’s shareholders when considering the continuance of the Advisory Agreement and certain material factors for their consideration.  Fund Counsel advised the Independent Trustees to examine information provided to them, including a report comparing advisory fees paid by a universe of similar, no-load equity funds, and to consider the advisory fee information in light of the Fund’s performance history.  The Independent Trustees also met with Fund Counsel in executive session to discuss the information provided by the Adviser including, that information provided by the Adviser in advance of the Meeting.

The Independent Trustees, considered the following material factors during their deliberations, which upon due consideration ultimately led to their support for continuing the Advisory Agreement for another year:  (1) the nature, extent and quality of services provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of services to be provided and the profits to be realized by the Adviser and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors.

Nature, Extent and Quality of Services Provided by the Adviser

The Board reviewed the services that the Adviser provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund’s investments in accordance with the stated investment objective and policies of the Fund.  The Board considered and discussed, among other things, the Adviser’s notable expertise in investing in initial public offerings, the Fund’s performance, market conditions and the Adviser’s investment process.  The Board also noted the Adviser’s commitment to maintaining a sound compliance program and efforts in promoting the Fund and increasing assets. Additionally, representatives from the Adviser joined the Meeting to answer questions posed by the Board.  On this basis, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Adviser.

Investment Performance of the Fund and the Adviser

The Board considered the Fund’s performance on an absolute basis and compared to a benchmark index and other similar mutual funds for various trailing periods.  The Board concluded that it was satisfied with the investment performance of the Fund under the Adviser’s management.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Fund was reasonable, the Board reviewed a report of the advisory fee paid by the Fund to the Adviser and the costs and other expenses incurred by the Adviser in providing advisory services and noted that the advisory fee charged by the Adviser was comparable to that of other investment advisers.  The Board considered the level of profitability of the Adviser from its relationship with the Fund, noting the Adviser’s contractual agreement to waive its advisory fee in an effort to control the Fund’s expense ratio and demonstrate its commitment to the Fund and its Shareholders.  In addition, the Board considered whether economies of scale were realized during the current contract period, but did

Supplemental Information (Continued)

………………………………………………………………………………

March 31, 2011 (Unaudited)

not believe that such economies had yet occurred.  Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously: (a) concluded that terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to continue the Advisory Agreement for another year.

THE GLOBAL IPO PLUS

AFTERMARKET FUND

…………………………………………………………………

BECOME AN IPO EXPERT!

The IPO Home section of the Renaissance Capital website is the leading online destination for up-to-date information on Initial Public Offerings.  At IPO Home, you will have free access to additional information designed to make you a well-informed IPO investor. This includes:

•

IPO Calendars and Pricings

•

Featured IPO

•

IPO Interactive Chat

•

Commentary

To get the latest IPO information, visit www.RenaissanceCapital.com and click on IPO Home.

www.RenaissanceCapital.com

1-888-IPO-FUND

IPOs for Everyone

Renaissance Capital—The IPO Expert

THE GLOBAL IPO PLUS AFTERMARKET FUND

NASDAQ Symbol: IPOSX

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

ADDING TO YOUR ACCOUNT IS SIMPLE!

To make an additional investment in your IPO Plus Fund account, complete the form below, detach and mail it with your check payable to the Global IPO Plus Fund:

Name on Account: ________________________________

Global IPO Plus Fund Account Number: ______________

Amount: ____________________

Mail to: The Global IPO Plus Fund ● 4020 South 14th Street, Suite 2

Omaha, NE  68137

Questions? Call us toll-free 1-888-476-3863

www.RenaissanceCapital.com

Item 2. Code of Ethics.    Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.   Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.   Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of March 31, 2011, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Renaissance Capital Greenwich Funds

By (Signature and Title)

*

/s/ William K. Smith

William K. Smith, President

Date

6/9/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/ William K. Smith

William K. Smith, President

Date

6/9/11

By (Signature and Title)

*

s/ Kathleen S. Smith

Kathleen S. Smith, Vice President, Treasurer

Date

6/9/11

* Print the name and title of each signing officer under his or her signature.